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                                                                   EXHIBIT 10.12

                                    RESTATED
                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                             1994 STOCK OPTION PLAN
                       (As Amended Through March 20, 1997)

1. Purpose of the Plan

         This Stock Option Plan (the "Plan") is intended as an incentive to key employees of Digital Descriptor Systems, Inc. (the "Company"). Its purposes are to retain employees with a high degree of training, experience and ability, to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company.

2. Administration of the Plan

         (a) Stock Option Committee. The Board of Directors shall appoint and maintain a Stock Option Committee (the "Committee") which shall consist of at least two (2) members of the Board of Directors, none of whom is an officer or employee of the Company, who shall serve at the pleasure of the Board. The Committee may from time to time grant incentive stock options and non-qualified stock options ("Stock Options") under the Plan to the persons described in
Section 3 hereof. No member of such Committee shall be eligible to receive Stock Options under this Plan during his or her tenure on the Committee. Members of the Committee shall be subject to any additional restrictions necessary to satisfy the disinterested administration of the Plan as required in Rule 16b-3 under the United States Securities Exchange Act of 1934 (the "Act") as it may be amended from time to time.

         (b) Powers of Committee. The Committee shall have full power and authority to interpret the provisions of the Plan and supervise its administration. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members. Any decision reduced to writing and signed by a majority of the members shall be fully effective as if adopted by a majority at a meeting duly held. The Committee shall have full and final authority to determine (i) the persons to whom Stock Options hereunder shall be granted, (ii) the number of shares to be covered by each Stock Option except that no optionee may be granted Stock Options for more than 300,000 Shares during the life of the Plan, and (iii) whether such Stock Option shall be designated an "incentive stock option" or a "non-qualified stock option."

         (c) Limitation of Committee Member Liability. No member of the Committee shall be liable for anything done or omitted to be done by him or by her or any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

         (d) Forfeiture of Options For Detrimental Activity. If the exercise period of an outstanding Stock Option is continued following a holder's termination of employment due to retirement as provided in Section 5(e)(ii)(C), the Committee shall have the authority in its discretion to cause such Stock Option to be forfeited in the event that such holder engages in "detrimental activity" as described in Section 5(e)(ii)(C).

3. Grants of Stock Options

         (a) Eligibility. The persons eligible for participation in the Plan as recipients of Stock Options shall include only employees of the Company or its subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code") and hereinafter referred to as "subsidiaries", who are executive, administrative, professional or technical personnel who have responsibilities affecting the management, direction, development and financial success of the Company or its subsidiaries. An employee may receive more than one grant of Stock Options at the Committee's discretion including simultaneous grants of different forms of Stock Options.

         (b) Committee Determines Terms and Conditions of Options. The Committee in granting Stock Options hereunder shall have discretion to determine the terms and conditions upon which such Stock Options may be exercisable, including a designation of Stock Options as "incentive stock options" under Section 422 of the Code, and shall so designate at the time of any grant if the Stock Option is to be an incentive stock option. Each grant of a Stock Option shall be confirmed by an Agreement consistent with this Plan which shall be executed by the Company and by the person to whom such Stock Option is granted. The Committee shall have the right to determine the period of time, if any, during which the recipient must remain in the employment of the Company or a subsidiary as a condition to the exercise of any Stock Option. Any Stock Option may provide that the exercisablity thereof, or of any installment or portion thereof, is subject to the satisfaction of any other terms and conditions as the Committee may determine, such as, but not limited to, the market price of the Shares, satisfaction of goals for the employee or performance of the Company.

         (c) Employment Includes Employment With Subsidiaries. For purposes of this Plan, employment with the Company shall include employment with any subsidiary of the Company, and the Stock Options granted under this Plan shall not be affected by an employee's transfer of employment from the Company to a subsidiary, from a subsidiary to the Company or between subsidiaries.

         (d) Method of Exercise. Subject to the provisions of this Plan, an optionee may exercise Stock Options, in whole or in part, at any time when the Stock Option is exercisable by written notice of exercise to the Company on a form provided by the Committee specifying the number of Shares subject to the Stock Option to be purchased. Except where waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Shares already owned by the optionee (which Shares shall have been owned by the optionee for not less than 6 months if the optionee is subject to Section 16 of the Act) having a total Fair Market Value on the date of such delivery equal to the purchase price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by authorizing the Company to retain Shares which would otherwise be issuable upon exercise of the Stock Option having a total Fair Market Value on the date of delivery equal to the purchase price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the optionee has submitted a notice of exercise or otherwise indicated an intent to exercise a Stock Option (in accordance with applicable regulations of the board of governors of the Federal Reserve System, and any other requirement of law, a so-called "cashless" exercise); (v) by certifying ownership of Shares to the satisfaction of the Committee for later delivery to the Company as specified by the Committee; or (vi) by any combination of the foregoing.

4. Shares Subject to the Plan

         Subject to adjustment as provided in Section 8 hereof, there shall be subject to the Plan 300,000 shares of Common Stock, par value $0.001 per share, of the Company (the "Shares"). The Shares subject to the Plan shall consist of authorized and unissued Shares or previously issued Shares reacquired and held by the Company or any subsidiary. Should any Stock Option expire or be terminated prior to its exercise in full and prior to the termination of the Plan, the Shares theretofore subject to such Stock Option shall be available for further grants under the Plan. Until termination of the Plan, the Company and/or one or more subsidiaries shall at all times make available a sufficient number of Shares to meet the requirements of the Plan. After termination of the Plan, the number of Shares reserved for purposes of the Plan from time to time shall be only such number of Shares as are issuable under then outstanding Stock Options.

5. Terms of Stock Options

         (a) Incentive Stock Options. Stock Options granted under this Plan which are designated as incentive stock options may be granted with respect to any numbers of Shares, subject to the limitation that the aggregate "Fair Market Value" of such Shares (determined in accordance with Section 5(b) of the Plan at the time the Stock Option is granted) with respect to which such Stock Options are exercisable for the first time by an employee during anyone calendar year (under all such plans of the Company and any subsidiary of the Company) shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Shares with respect to which incentive stock options (determined without regard to this subsection) are exercisable for the first time by any employee during any calendar year (under all plans of the employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not incentive stock options.

         (b) Purchase Price For Shares Subject to Stock Options. The purchase price of each Share subject to a Stock Option shall be determined by the Committee prior to granting a Stock Option. The Committee shall set the purchase price for each Share at such price as the Committee in its sole discretion shall determine. If such Stock Option is an incentive stock option, the purchase price shall be not less than the fair market value (the "Fair Market Value") of each Share on the date the Stock Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, not less than one hundred ten percent (110%) of such Fair Market Value per Share. The Fair Market Value of a Share on a particular date shall be deemed to be (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (ii) if the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable, or (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in accordance with a formula fixed in good faith by the Committee.

         (c) Installments

                  (i) Exercisable in Installments. Each Stock Option granted hereunder shall be exercisable in one or more installments (annual or other) on such date or dates as the Committee may in its sole discretion determine, and the terms of such exercise shall be set forth in the Stock Option Agreement covering the grant of the Stock Option, provided that no Stock Option may be exercised after the expiration of ten (10) years from the date such Stock Option is granted.

                  (ii) Installments are Cumulative. Except as provided in paragraph (e) below, the right to purchase Shares pursuant to a Stock Option shall be cumulative so that when the right to purchase any Shares has accrued such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Stock Option.

         (d) Amendment of Options. At any time at or after the granting of any Stock Option, the Committee shall have the right to amend any provision thereof, including, without limitation, to change the exercise price and the installment exercise dates, subject, however, to any applicable limitations concerning options designated as incentive stock options and to any limitations provided by the Act, by Rule 16b-3 and by any other rule issued under the Act; provided, however, that no Stock Option shall be amended to increase the exercise price. extend the date on which such Stock Option or any installment thereof shall become exercisable or shorten the term of the Stock Option without the consent of the optionee.

         (e) Termination

                  (i)Termination of Employment.

                           (A) If the optionee's employment with the Company is
                  terminated with the consent of the Company and provided such employment is not terminated for cause (of which the Committee shall be the sole judge), the Committee may permit such Stock Option to be exercised by such optionee at any time during the period of three (3) months after such termination, provided that such Stock Option may be exercised before expiration and within such three-month period only to the extent it was exercisable on the date of such termination.

                           (B) In the event an optionee dies while in the employ
                  of the Company or dies after termination of employment but prior to the exercise in full of any Stock Option which was exercisable on the date of such termination, such Stock Option may be exercised before expiration by the optionee's personal representative during the period of twelve (12) months after the date of death to the extent exercisable by the optionee at the date of death.

                           (C) If the optionee's employment with the Company is
                  terminated without the consent of the Company for any reason other than the death of the optionee, or if the optionee's employment with the Company is terminated for cause, his rights under any then outstanding Stock Option shall terminate immediately. The Committee shall be the sole judge of whether the optionee's employment is terminated without the consent of the Company or for cause.

                  (ii) Termination at Retirement.

                           (A) If the optionee's employment with the Company is
                  terminated due to retirement in the Committee's sole discretion, such Stock Option shall be exercisable by such optionee at any time during the period of sixty (60) months after such termination or the remainder of the option period, whichever is less, provided that such Stock Option may be exercisable after such termination and before expiration only to the extent that it is exercisable on the date of such termination.

                           (B) In the event an optionee dies during such
                  extended exercise period, such Stock Option may be exercised by the optionee's personal representative during the period of twelve (12) months after the date of death to the extent exercisable by the optionee at the date of death and to the extent the Stock Option does not expire within such twelve
                  (12) months.

                           (C) Notwithstanding the foregoing, if at any time
                  after termination due to retirement the optionee engages in "detrimental activity" (as hereinafter defined), the Committee in its discretion may cause the optionee's right to exercise such Stock Option to be forfeited. Such forfeiture may occur at any time subsequent to the date that is three (3) months after the optionee's termination of employment and prior to the exercise of such Stock Option. If an allegation of detrimental activity by an optionee is made to the Committee, the exercisability of the optionee's Stock Options will be suspended for up to two months to permit the investigation of such allegation. For purposes of this Section 5(c)(v), "detrimental activity" means activity that is determined by the Committee in its sole and absolute discretion to be detrimental to the interests of the Company or any of its subsidiaries, including but not limited to situations where such optionee: (1) divulges trade secrets of the company, proprietary data or other confidential information relating to the Company or to the business of the Company and any subsidiaries, (2) enters into employment with a competitor under circumstances suggesting that such optionee will be using unique or special knowledge gained as a Company employee to compete with the Company, (3) is convicted by a court of competent jurisdiction of any felony or a crime involving moral turpitude, (4) uses information obtained during the course of his or her prior employment for his or her own purposes, such as for the solicitation of business, (5) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (6) takes any action that harms the business interests, reputation, or goodwill of the Company and/or its subsidiaries.

                  (iii) Ten Year Term Limitation on Options. Notwithstanding the other provisions of this paragraph (e), in no event may a Stock Option be exercised after the expiration of ten (10) years from the date such Stock Option is granted.

         (f) Restrictions on Transfer of Shares. At the time of the grant of a Stock Option, the Committee may determine that the Shares covered by such Stock Option shall be restricted as to transferability. If so restricted, such Shares shall not be sold, transferred or disposed of in any manner, and such Shares shall not be pledged or otherwise hypothecated until the restriction expires by its terms. The circumstances under which any such restriction shall expire shall be determined by the Committee and shall be set forth in the Stock Option Agreement covering the grant of the Stock Option to purchase such Shares.

6. Assignability of Stock Options

         Stock Options granted under the Plan shall not be assignable or otherwise transferable by the recipient except by will or the laws of descent and distribution, subject to the provisions of Section 5(e). Otherwise, Stock Options granted under this Plan shall be exercisable during the lifetime of the recipient (except as otherwise provided in the Plan or the applicable Agreement for Stock Options other than incentive stock options) only by the recipient for his or her individual account, and no purported assignment or transfer of such Stock Options thereunder 1 whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever but immediately upon any such purported assignment or transfer, or any attempt to make the same, such Stock Options thereunder shall terminate and become of no further effect.

7. Taxes

         The Committee may make such provisions and rules as it may deem appropriate for the withholding of taxes in connection with any Stock Options granted under the Plan. An optionee, in the discretion of the Committee, may elect to satisfy all or any portion of the United States tax required to be withheld by the Company in connection with the exercise of such Stock Option by electing to have the Company withhold a number of Shares having a Fair Market Value on the date of exercise equal to or less than the amount required to be withheld. An optionee's election pursuant to the preceding sentence must be made on or before the date of exercise and must be irrevocable.

8. Reorganizations and Recapitalization of the Company

         (a) Plan Does Not Limit Company Actions. The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) No Adjustment for Future Issuances of Shares. Except as hereinafter provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options granted hereunder.

         (c) Antidilution For Certain Capital Adjustments. The Shares with respect to which Stock Options may be granted hereunder are shares of the Common Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company or a subsidiary of all of the Shares which are subject to the Stock Options or rights granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustments, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, the number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares with respect to which Stock Options granted hereunder may thereafter be exercised shall:

                  (i) in the event of an increase in the number of outstanding Shares, be proportionately increased, and the cash consideration (if any) payable per Share shall be proportionately reduced; and

                  (ii) in the event of a reduction in the number of outstanding Shares, be proportionately reduced, and the cash consideration (if any) payable per Share shall be proportionately increased.

         (d) Mergers and Consolidations. If the Company merges with one or more corporations, or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter, upon any exercise of Stock Options granted hereunder, the recipient shall, at no additional cost (other than the option price, if any) be entitled to receive (subject to any required action by stockholders) in lieu of the number of Shares as to which such Stock Options shall then be exercisable the number and class of shares of stock or other securities to which the recipient would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the recipient had been the holder of record of the number of shares of Common Stock of the Company equal to the number of Shares as to which such Stock Options shall be exercisable. Upon any reorganization, merger or consolidation where the Company is not the surviving corporation or upon liquidation or dissolution of the Company, all outstanding Stock Options shall, unless provisions are made in connection with such reorganization, merger or consolidation for the assumption of such Stock Options, be canceled by the Company as of the effective date of any such reorganization, merger or consolidation, or of any dissolution or liquidation of the Company, by giving notice to each holder thereof or his or her personal representative of its intention to do so and by permitting the exercise during the thirty-day period next preceding such effective date of all Stock Options which are outstanding as of such date, whether or not otherwise exercisable.

9. Plan Term

         The Plan shall be effective July 13, 1994. No Stock Options shall be granted pursuant to this Plan after June 30, 2004.

10. Stock Appreciation Rights

         (a) General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the employee's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the employee to surrender to the Company the Stock Appreciation Right and to be paid therefor in Shares, cash or a combination thereof as herein provided, the amount described in Section 10(c)(ii) below.

         (b) Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan and the exercise of such a Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option (and the exercise of a Stock Option shall result in a corresponding cancellation of the Stock Appreciation Right). In the case of a Stock Option other than an incentive stock option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an incentive stock option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in the Plan.

         (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                  (i) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the period for the Stock Option and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable. A Stock Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the employee's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

                  (ii) Amount. Upon the exercise of a Stock Appreciation Right, an employee shall be entitled to receive an amount in cash, Shares or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per Share over the price per Share of Common Stock specified in the related Agreement multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the price per Share The aggregate Fair Market Value per Share shall be determined as of the date of exercise of such Stock Appreciation Right.

                  (iii) Special Rules. In the case of Stock Appreciation Rights relating to Stock Options held by employees who are actually or potentially subject to Section 16(b) of the Act:

                           (A) The Committee may require that such Stock
                  Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

                           (B) The Committee may provide that the amount to be
                  paid upon exercise of such Stock Appreciation Rights (other than those relating to incentive stock options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Shares on the principal exchange on which the Shares are traded, NASDAQ or other relevant market for determining value on any day during such "window period"; and

                           (C) no Stock Appreciation Right shall be exercisable
                  during the first six months of its term, except that this limitation shall not apply in the event of death of the employee prior to the expiration of the six-month period.

                  (iv) Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

                  (v) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

                  (vi) Effect on Shares Under the Plan. To the extent required by Rule 16b-3, upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                  (vii) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an incentive stock option shall not be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the exercise price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the exercise price.

11. Amendment or Termination

         The Board of Directors may amend, alter or discontinue the Plan at any time insofar as permitted by law, but no amendment or alteration shall be made without the approval of the stockholders:

         (a) if and to the extent such amendment if: required to be approved by stockholders to continue the exemption provided for in Rule 16b-3 (or any successor provision) under the Act; or

         (b) if and to the extent such amendment requires stockholder approval under Section 422 of the Code (or any successor provision). No amendment of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any option or right theretofore granted under the Plan.

12. Government Regulations

         Notwithstanding any of the provisions hereof, or of any Stock Option granted hereunder, the obligation of the Company or any subsidiary to sell and deliver Shares under such Stock Option or to make cash payments in respect thereto shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, and the recipient shall agrees that he will not exercise or convert any Stock Option granted hereunder, and that the Company or any subsidiary will not be obligated to issue any Shares or make any payments under any such Stock Option if the exercise thereof or if the issuance of such Shares or if the payment made shall constitute a violation by the recipient or the Company or any subsidiary of any provision of any applicable law or regulation of any governmental authority.